EXHIBIT 10.5

Lease Agreement of Xuelingxian Crude Medicinal Herbs

Standard Planting Base

Contract No: SCZD 2009-001

Party A: Anhui Xuelingxian Pharmaceutical Co., Ltd.
Party B: Meng Wang Village Committee of Dayang Town of Qiaocheng District in Bozhou City

The two parties have made the agreement for establishing Xuelingxian Crude Medicinal Herbs Standard Planting Base in Meng Wang Village of Dayang Town of Qiaocheng District in Bozhou; and Party A only signs the Lease Agreement of Xuelingxian Crude Medicinal Herbs Standard Planting Base with Party B, and it will not sign the agreement with all the farmers, the detailed content is as follows:

Responsibilities and obligations of Party A:
1.	Take charge of the land selection, design of the implemented plan and guidance of planting technology.
2.	Investment scope:
(1)	Land lease fees: 13.816 million Yuan for one year, from Jan. 1 of 2009 to Dec. 31 of 2009, covering the land area of 7000 Chinese Mu (about 467 hectare).
(2)	Provide the seeds and planting.
(3)	Management fees: Including the fees of manual transplant, field management, test observation, seeds harvesting, base management and relevant issues.
3.	Record management: It shall guarantee that all the test and observation record are real and reliable.
The unmentioned matters herein will be solved by the negotiation of two parties.

Party A: Anhui Xuelingxian Pharmaceutical Co., Ltd.
Signature:
Date:

Party B: Meng Wang Village Committee of Dayang Town of Qiaocheng District in Bozhou

Signature:
Date:

Lease Agreement of Xuelingxian Crude Medicinal Herbs

Standard Planting Base

Contract No: SCZD 2010-001
Party A: Anhui Xuelingxian Pharmaceutical Co., Ltd.
Party B: Meng Wang Village Committee of Dayang Town of Qiaocheng District in Bozhou City

The two parties have made the agreement for establishing Xuelingxian Crude Medicinal Herbs Standard Planting Base in Meng Wang Village of Dayang Town of Qiaocheng District in Bozhou; and Party A only signs the Lease Agreement of Xuelingxian Crude Medicinal Herbs Standard Planting Base with Party B, and it will not sign the agreement with all the farmers, the detailed content is as follows:

Responsibilities and obligations of Party A:
1.	Take charge of the land selection, design of the implemented plan and guidance of planting technology.
2.	Investment scope:
(4)	Land lease fees: 14.9706 million Yuan for one year, from Jan. 1 of 2010 to Dec. 31 of 2010, covering the land area of 8000 Chinese Mu (about 533 hectare).
(5)	Provide the seeds and planting.
(6)	Management fees: Including the fees of manual transplant, field management, test observation, seeds harvesting, base management and relevant issues.
3.	Record management: It shall guarantee that all the test and observation record are real and reliable.
The unmentioned matters herein will be solved by the negotiation of two parties.

Party A: Anhui Xuelingxian Pharmaceutical Co., Ltd.
Signature:
Date:

Party B: Meng Wang Village Committee of Dayang Town of Qiaocheng District in Bozhou

Signature:
Date:

Supplement Agreement of Extending the Rent Term and Field

Management of Anhui Xuelingxian Pharmaceutical Co., Ltd.

Party A: Anhui Xuelingxian Pharmaceutical Co., Ltd.
Party B: Meng Wang Village Committee of Dayang Town of Qiaocheng District in Bozhou City

The two parties have made the supplementary explanation for the Lease Agreement of Xuelingxian Crude Medicinal Herbs Standard Planting Base with the Contract No, of SCZD 2010-001 to guarantee the mutual benefits and develop the scale and standard plant base for crude drugs:
I.	Lease term and rent
1.	Extending of land lease term:
The term is five years from Jan. 1, 2010 to Dec. 31, 2014, with the area of 8000 Chinese Mu (about 533 hectare); the rent is 1100 Yuan/Chinese Mu in 2010, and the compensation amount is 771.3 Yuan/Chinese Mu, and it is 8000 Chinese Mu with 14.97 million Yuan/Year totally.
The rent will be 1100 Yuan/Chinese Mu from 2011 to 2014, and it is 8000 Chinese Mu with 8.8 million Yuan/Year totally.
2.	Rent: Party A shall pay the rent of the current year before Feb. 30 to Party B.

II.	Payment standard of field management
Party B will conduct the field management for the plant types according to the technical guidance of Party A, and the remuneration shall be paid in accordance with the Payment Standard of Field Management of Party B temporarily.

1.	The Payment Standard of Field Management is as follows: 3300 Yuan/Year in total
Soil preparation: 120 Yuan/Chinese Mu; seeding: 240 Yuan/Chinese Mu; thinning: 200 Yuan/Chinese Mu; weeding 240 Yuan/Chinese Mu/Time (four times one year)

Topping: 150 Yuan/Chinese Mu; Fertilizeing: 200 Yuan/Chinese Mu; irrigation: 240 Yuan/Chinese Mu; intertilling: 150 Yuan/Chinese Mu (three times one year)

Using of pesticides: 160 Yuan/Chinese Mu; harvesting: 580 Yuan/Chinese Mu (including the transportation fees)

2.	Payment way of filed management
It shall be settled according to the Payment Standard of Field Management and the actually-operated procedures of each quarter, and paid off at the end of the last month of each quarter.
III.	The unsettled matters herein shall be solved through negotiation of the two parties; this Contract is in duplicate, with the two parties holding one respectively.

Party A: Anhui Xuelingxian Pharmaceutical Co., Ltd.
Signature:

Party B: Meng Wang Village Committee of Dayang Town of Qiaocheng District in Bozhou City
Signature:
Date: June 23, 2010